UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2016

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	000-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2016, Trinity Acquisition plc, a company organized under the laws of England and Wales (the “Issuer”), completed an offering of $450.0 million aggregate principal amount of the Issuer’s 3.500% Senior Notes due 2021 (the “2021 Notes”) and $550.0 million aggregate principal amount of the Issuer’s 4.400% Senior Notes due 2026 (the “2026 Notes” and together with the 2021 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by Willis Towers Watson Public Limited Company, an Irish public limited company and parent company of the Issuer (without any of its consolidated subsidiaries, the “Parent,” and together with its consolidated subsidiaries, the “Company”), Willis Towers Watson Sub Holdings Limited, a company organized under the laws of Ireland, Willis Netherlands Holdings B.V. a company organized under the laws of the Netherlands, Willis Investment UK Holdings Limited, TA I Limited and Willis Group Limited, companies organized under the laws of England and Wales, WTW Bermuda Holdings Ltd., a company organized under the laws of Bermuda, and Willis North America Inc., a Delaware corporation (collectively, the “Guarantors”).

The Notes were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-210094) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission. The Notes were issued pursuant to a base indenture (the “Indenture”) dated as of August 15, 2013 among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by a second supplemental indenture dated as of March 9, 2016, as amended by a third supplemental indenture dated as of March 22, 2016 among the Issuer, the Guarantors and the Trustee (the “Third Supplemental Indenture”).

The 2021 Notes and the 2026 Notes will mature on September 15, 2021 and March 15, 2026, respectively. Interest accrues on the Notes from March 22, 2016 and will be paid in cash on March 15 and September 15 of each year, commencing September 15, 2016. The Notes are senior unsecured obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsubordinated and unsecured senior debt and rank equally with the Issuer’s guarantee of all of the existing senior debt of Parent and the other Guarantors, including the Issuer’s 4.625% Senior Notes due 2023 and 6.125% Senior Notes due 2043, Willis North America Inc.’s 6.200% senior notes due 2017 and 7.000% senior notes due 2019, Parent’s 5.75% senior notes due 2021 and any debt under Parent’s senior credit facilities. The Notes will be senior in right of payment to all of the Issuer’s future subordinated debt and will be effectively subordinated to all of the Issuer’s future secured debt to the extent of the value of the assets securing such debt.

The net proceeds from this offering, after deducting underwriter discounts and commissions and estimated offering expenses, will be $989,078,000. We intend to use the net proceeds of this offering to repay (i) $300 million under our Parent’s revolving credit facility and (ii) $400 million of tranche B term loans under our Parent’s bridge loan facility and related accrued interest, with any remaining proceeds to be used to pay down amounts outstanding under our Parent’s revolving credit facility and related accrued interest.

The foregoing description of the Third Supplemental Indenture is qualified in its entirety by reference to the Third Supplemental Indenture, which has been filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

The Issuer and the Guarantors entered into an underwriting agreement, dated March 17, 2016 (the “Underwriting Agreement”), with J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as the representatives of the several underwriters named therein, in connection with the issuance and sale of the Notes and the related guarantees.

In connection with the offering of the Notes, Parent is filing as Exhibits 1.1 and 5.1 through 5.5 hereto the Underwriting Agreement and the opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such exhibits are incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 17, 2016, among Trinity Acquisition plc, as issuer, the guarantors named therein and J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphry, Inc., as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated as of March 22, 2016, among Trinity Acquisition plc, as issuer, Willis Towers Watson Public Limited Company, Willis Towers Watson Sub Holdings Limited, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, WTW Bermuda Holdings Ltd., Willis Group Limited and Willis North America Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 2021 Note (included in Exhibit 4.1).

4.3	Form of 2026 Note (included in Exhibit 4.1).

5.1	Opinion of Weil, Gotshal & Manges LLP (US).

5.2	Opinion of Matheson.

5.3	Opinion of Baker & McKenzie Amsterdam N.V.

5.4	Opinion of Weil, Gotshal & Manges (UK).

5.5	Opinion of Appleby Bermuda Limited.

23.1	Consent of Weil, Gotshal & Manges LLP (US). (included as part of Exhibit 5.1).

23.2	Consent of Matheson (included as part of Exhibit 5.2).

23.3	Consent of Baker & McKenzie Amsterdam N.V. (included as part of Exhibit 5.3).

23.4	Consent of Weil, Gotshal & Manges (UK) (included as part of Exhibit 5.4).

23.5	Consent of Appleby Bermuda Limited (included as part of Exhibit 5.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2016	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Matthew S. Furman
Matthew S. Furman
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 17, 2016, among Trinity Acquisition plc, as issuer, the guarantors named therein and J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphry, Inc., as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated as of March 22, 2016, among Trinity Acquisition plc, as issuer, Willis Towers Watson Public Limited Company, Willis Towers Watson Sub Holdings Limited, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, WTW Bermuda Holdings Ltd., Willis Group Limited and Willis North America Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 2021 Note (included in Exhibit 4.1).

4.3	Form of 2026 Note (included in Exhibit 4.1).

5.1	Opinion of Weil, Gotshal & Manges LLP (US).

5.2	Opinion of Matheson.

5.3	Opinion of Baker & McKenzie Amsterdam N.V.

5.4	Opinion of Weil, Gotshal & Manges (UK).

5.5	Opinion of Appleby Bermuda Limited.

23.1	Consent of Weil, Gotshal & Manges LLP (US). (included as part of Exhibit 5.1).

23.2	Consent of Matheson (included as part of Exhibit 5.2).

23.3	Consent of Baker & McKenzie Amsterdam N.V. (included as part of Exhibit 5.3).

23.4	Consent of Weil, Gotshal & Manges (UK) (included as part of Exhibit 5.4).

23.5	Consent of Appleby Bermuda Limited (included as part of Exhibit 5.5).

5